SERIES B PREFERRED STOCK AND COMMON STOCK WARRANTS

                               PURCHASE AGREEMENT

         This Series B Preferred Stock and Common Stock Warrants Purchase Agreement (this "AGREEMENT") is made and entered into as of August 12, 2004, by and among LoyaltyPoint, Inc., a Delaware corporation (the "COMPANY"), and the parties listed on the Schedule of Investors attached to this Agreement as Exhibit A (each hereinafter individually referred to as an "INVESTOR" and collectively referred to as the "INVESTORS").

         WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, shares of the Company's Series B Preferred Stock on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, the parties hereby agree as follows:

         1.       AGREEMENT TO PURCHASE AND SELL STOCK.

                  1.1 AUTHORIZATION. As of the Closing (as defined below) the Company will have authorized the issuance, pursuant to the terms and conditions of this Agreement, of up to 30,769,231 shares of the Company's Series B Preferred Stock, par value $0.001 per share (the "PURCHASED SHARES"), having the rights, preferences, privileges and restrictions set forth in the Certificate of Designation of Incorporation of the Company, as amended by the Certificate of Correction of Certificate of Designation, attached to this Agreement as Exhibit B ( collectively, the "CERTIFICATE OF DESIGNATION").

                  1.2 AGREEMENT TO PURCHASE AND SELL. The Company agrees to sell to each Investor at the Closing, and each Investor agrees, severally and not jointly, to purchase from the Company at the Closing, the number of Purchased Shares set forth beside such Investor's name on Exhibit A, at a price of $0.13 per share (the "PURCHASE PRICE"). The shares of Common Stock issuable upon conversion of the Purchased Shares will be collectively hereinafter referred to as the "CONVERSION SHARES".

                  1.3 WARRANTS. At the Closing, the Company shall issue to each Investor, for no additional consideration, three warrants to purchase the Company's Common Stock (individually the "WARRANT" and collectively the "WARRANTS"), exercisable for the numbers of shares of Common Stock, with the per share exercise prices, set forth on Exhibit A hereto. The Warrants shall be in the form attached hereto as Exhibit C. The term "WARRANT SHARES" means the shares of Common Stock issuable on exercise or conversion of the Warrants.

         2. CLOSING. The purchase and sale of the Purchased Shares and Warrants will take place at the offices of Fenwick & West LLP, 801 California Street, Mountain View, California, or remotely via the exchange of documents and signatures, at 10:00 a.m. Pacific Time, on August 11, 2004 or at such other time and place as the Company and Investors who have agreed to purchase a majority of the Purchased Shares listed on Exhibit A mutually agree upon (which time and place are referred to in this Agreement as the "CLOSING"). At the Closing, the Company will deliver to each Investor a certificate representing the number of Purchased Shares that such Investor has agreed to purchase hereunder as shown on Exhibit A and three Warrants reflecting the number of shares and exercise prices


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

as shown on Exhibit A against delivery to the Company by such Investor of the full purchase price of such Purchased Shares, paid by (a) a cashiers check payable to the Company's order, (b) wire transfer of funds to the Company, or
(c) any combination of the foregoing.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor that, except as set forth in the Schedule of Exceptions (the "SCHEDULE OF EXCEPTIONS") attached to this Agreement as Exhibit D (which Schedule of Exceptions shall be deemed to be representations and warranties to the Investors by the Company under this Section 3), the statements in the following paragraphs of this Section 3 are all true and complete.

                  3.1 ORGANIZATION, GOOD STANDING, CORPORATE POWER AND QUALIFICATION. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. Except as set forth under Section 3.3 of the Schedule of Exceptions, the subsidiaries of the Company are duly incorporated and organized, and are in validly existing in good standing, under the laws of their respective States of incorporation. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Investors' Rights Agreement and the Warrants, to own and operate its properties and assets, and to carry on its business as currently conducted and as presently proposed to be conducted. The Company and its subsidiaries are duly qualified to do business as foreign corporations in good standing in all jurisdictions in which they are required to be qualified to do intrastate business as the businesses of the Company and its subsidiaries are currently conducted, except for jurisdictions in which failure to so qualify could not reasonably be expected to have a material adverse effect on the business, operations, assets (intangible or otherwise), properties, liabilities, financial condition, or prospects of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  3.2 CAPITALIZATION. The capitalization of the Company immediately prior to the Closing consists of the following:

                           (a) Preferred Stock. A total of 50,000,000 shares of
preferred stock, $0.001 par value per share (the "PREFERRED STOCK"), 3 of which are designated Series A Preferred Stock and 30,769,231 of which are designated "Series B Preferred Stock" will be authorized upon the filing of the Certificate of Designation with the Delaware Secretary of State. All of the Series A will be issued and outstanding and none of the Series B Preferred Stock will be issued and outstanding. Upon the Closing, the rights, preferences and privileges of the Preferred Stock will be as stated in the Amended and Restated Certificate of Incorporation, as amended by the Amendment to Amended and Restated Certificate of Incorporation, and the Certificate of Designation and as provided by law.

                           (b) Common Stock. A total of 200,000,000 authorized
shares of Common Stock, $0.001 par value per share (the "COMMON STOCK"), of which 96,107,193 shares will be issued and outstanding.

                           (c) Options, Warrants, Reserved Shares. Except for
(i) the conversion privileges of the Series B Preferred Stock, (ii) the


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2,800,000 shares of Common Stock reserved for issuance under the Company's
Equity Incentive Plan (the "PLAN"), (iii) the 2,439,869 shares of Common Stock agreed to be issued to former FUNDever, Inc. and current Schoolpop, Inc. employees, and (iv) those options and warrants set forth under Section 3.2(c) of the Schedule of Exceptions, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements (oral or written) for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Of the 2,800,000 shares of Common Stock reserved for issuance under the Plan, (x) 2,711,683 of such shares are reserved for issuance upon exercise of currently outstanding options and (y) 88,317 shares remain available for future stock options and other awards permitted under the Plan. The Plan has been duly adopted by the Company's board of directors (the "BOARD") and adopted by its stockholders. Section 3.2(c) of the Schedule of Exceptions sets forth options and warrants as adjusted to date. Except as set forth under Section 3.2(c) of the Schedule of Exceptions, the Company has never adjusted or amended the exercise price of any stock options previously awarded that are currently outstanding, whether through amendment, cancellation, replacement grant, re-pricing or any other means. The Company has not made any representations regarding equity incentives to any officer, employee, director or consultant that are inconsistent with the options and warrants set forth under Section 3.2(c) of the Schedule of Exceptions or the employment agreements set forth in Section 3.28 of the Schedule of Exceptions. Except as set forth under Section 3.2(c) of the Schedule of Exceptions, the consummation of the transactions contemplated by this Agreement and the Warrants will not trigger the anti-dilution provisions or other price adjustment mechanisms of any outstanding rights, options, warrants, preemptive rights, conversion rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company.

                           (d) Restrictions on Outstanding Shares. No shares of
the Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any preemptive rights, rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.

                           (e) Duly and Validly Authorized. The outstanding
shares of the capital stock of the Company (i) are duly authorized and validly issued, fully paid and nonassessable; (ii) have been approved by all requisite stockholder action; and (iii) assuming the accuracy of the representations and warranties and the compliance with the covenants made by the original purchasers of such shares, were issued in accordance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "SECURITIES Act") or in compliance with applicable exemptions therefrom, and the registration and qualification requirements of all applicable securities laws of states of the United States and all other provisions of applicable laws of the United States and the individual States thereof, including, without limitation, anti-fraud provisions.

                           (f) No Voting Agreements. The Company is not a party
or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities that affects or relates to the voting or giving of written consents with respect to any security or by any director of the Company.

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

                           (g) No Acceleration. Except for agreements set forth
under Section 3.2(c) of the Schedule of Exceptions which have already resulted in accelerated vesting, no stock purchase, stock option or other plan or agreement or understanding between the Company and any holder of any equity securities of the Company or rights to purchase equity securities of the Company provides for the acceleration or other changes in the vesting provisions (including the lapse of a repurchase right) or other terms of such securities as a result of (i) any merger, sale of stock or assets, change in control or other similar transaction by the Company, (ii) any termination of employment or change of the nature or terms of employment, or (iii) the occurrence of any other event or combination of events.

                           (h) Section 83(b) Elections. To the Company's
knowledge, all individuals who have purchased unvested shares of the Company's Common Stock have timely filed elections under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "CODE").

                  3.3 SUBSIDIARIES. Except as set forth under Section 3.3 of the Schedule of Exceptions, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, limited liability company, partnership, trust, joint venture, association, or other entity. The Company owns all of the capital stock of its subsidiaries and owns such capital stock free and clear of all mortgages, liens, loans and encumbrances or any other rights.

                  3.4 DUE AUTHORIZATION. All corporate action on the part of the Company's directors and stockholders necessary for (a) the authorization, execution, delivery of, and the performance of all obligations of the Company to be performed at or prior to the Closing under this Agreement and the Warrants;
(b) the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement and of the Conversion Shares, the Warrants and Warrant Shares; and (c) the filing of the Certificate of Designation has been taken or will have been taken prior to the Closing.

                  3.5 ENFORCEABILITY. This Agreement, along with the Investors' Rights Agreement and the Warrants, when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as may be limited by applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally, (b) to the extent that the indemnification provisions of the Investors' Rights Agreement may be limited by applicable federal or state securities laws limits on indemnification; and (c) as may be limited by the effect of rules of law or equity governing the availability of equitable remedies.

                  3.6 VALID ISSUANCE OF STOCK.

                           (a) The Purchased Shares, when paid for and then
issued, as provided in this Agreement, will be (i) duly authorized and validly issued, fully paid and nonassessable and (ii) free of restrictions on transfer other than restrictions on transfer under the Certificate of Designation, this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws and other than those imposed through the action or inaction of the holders thereof. The Conversion Shares and Warrant Shares have been duly and


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

validly reserved for issuance upon conversion of the Purchased Shares and exercise or conversion of the Warrants, respectively, and, when issued upon such conversion in accordance with the Certificate of Designation (assuming no change in the Certificate of Designation or in applicable law) or when issued upon exercise or conversion of the Warrants pursuant to the terms set forth therein, will be (x) duly authorized and validly issued, fully paid and nonassessable and
(y) free of restrictions on transfer other than restrictions on transfer under the this Agreement, the Investors' Rights Agreement and applicable State and federal securities laws and other than those imposed through the action or inaction of the holders thereof.

                           (b) Based in part on the representations made by the
Investors in Section 4 hereof, the offer and sale of the Purchased Shares and Warrants solely to the Investors in accordance with this Agreement and (assuming no change in currently applicable law or regulations or the Certificate of Designation, no change in the status of an Investor as an accredited investor as that term is defined in Rule 502 promulgated under the Securities Act, no transfer of Purchased Shares or Warrants by any holder thereof and no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of Conversion Shares upon conversion of the Purchased Shares or the Warrant Shares upon conversion of the Warrants) the issuance of the Conversion Shares and the Warrant Shares are exempt from the registration and prospectus delivery requirements of the Securities Act and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the states in which the Investors are resident based upon their addresses set forth on the Schedule of Investors attached hereto as Exhibit A.

                  3.7 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in order to enable the Company to execute, deliver and perform its obligations under this Agreement except for such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement and the filing of the Certificate of Designation with the Secretary of the State of Delaware. All such qualifications will be effective on the Closing. All such filings will be made within the time prescribed by law.

                  3.8 DISCLOSURE. The Company has provided each Investor with all the information that such Investor has requested in writing for deciding whether to purchase the Purchased Shares and the Warrants, including without limitation, the due diligence requests of special counsel to the Investors, and all information that the Company believes is reasonably necessary to enable such Investor to make such decision. This Agreement, the Exhibits and the certificates made or delivered in connection herewith (when read together) do not contain any untrue statement of a material fact and do not omit to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

                  3.9 BROKERS OR FINDERS. The Company has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges (including any commitment to issue securities of the Company) in connection with the transactions contemplated by this Agreement.

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

                  3.10 LITIGATION. Except as set forth under Section 3.10 of the Schedule of Exceptions: (i) there is no action, suit, proceeding, claim, arbitration or investigation (an "ACTION") pending (or, to the Company's knowledge, threatened) against the Company or any of its subsidiaries (or any of their officers or directors relating to the Company or its subsidiaries), their activities or their properties before any court or governmental agency, nor is the Company aware of any basis for any of the foregoing, (ii) to the Company's knowledge, there is no Action pending (or currently threatened) before any court or governmental agency against any officer, director or employee of the Company or any of its subsidiaries in connection with such officer, director or employee's relationship with, or actions taken on behalf of, the Company or its subsidiaries, (iii) neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality and (iv) the Company and its subsidiaries currently have no Actions before any court or governmental agency and have no current plan to initiate any such Action.

                  3.11 INVENTION ASSIGNMENT AND CONFIDENTIALITY AGREEMENT. Each of (a) the current and former employees of the Company and its subsidiaries (b) and each current and former consultant or contractor of the Company or its subsidiaries who was or is engaged in product development, has entered into and executed an Invention Assignment and Confidentiality Agreement in the form attached to this Agreement as Exhibit E or a similar invention assignment and confidentiality agreement or employment or consulting agreement containing substantially similar terms. No such current for former employee, consultant or contractor has excluded any inventions or intellectual property from assignment to the Company or its subsidiaries under the terms of such agreement.

                  3.12     STATUS OF PROPRIETARY ASSETS.

                           (a) Status. The Company and its subsidiaries have
full title and ownership of, or is duly licensed under or otherwise authorized to use, all patents, patent applications, trademarks, service marks, trade names, and copyrights, mask works, trade secrets, moral rights, confidential and proprietary information, compositions of matter, formulas, designs and proprietary rights (all of the foregoing collectively hereinafter referred to as the "PROPRIETARY ASSETS"), necessary to enable them to carry on their businesses as now conducted and as proposed to be conducted. Section 3.13(a) of the Schedule of Exceptions contains a list of all patents, patent applications, trademarks, and copyrights (whether registered or not) of the Company and its subsidiaries.

                           (b) Licenses; Other Agreements. Neither the Company
nor its subsidiaries has granted, any options, licenses or other agreements of any kind relating to any of its Proprietary Assets other than normal nonexclusive end use customer licenses entered into in the ordinary course, nor is the Company or any of its subsidiaries bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets. Neither the Company nor any of its subsidiaries is obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Proprietary Asset or any other property or rights. The Company is not subject to any "open source" obligations with respect to any of its software or hardware.

                           (c) No Infringement. Except as set forth under
Section 3.12(c) of the Schedule of Exceptions: (i) neither the Company nor any of its subsidiaries has violated or infringed, and is not currently violating or infringing, any Proprietary Asset of any other person or entity, (ii) neither the Company nor its subsidiaries has received any communications alleging that the Company or its subsidiaries (or any of their employees or consultants) has violated or infringed or, by conducting its business as currently conducted or proposed to be conducted, would violate or infringe any Proprietary Asset of any other person or entity, and (iii) to the Company's knowledge, other parties have not infringed the Proprietary Assets of the Company or its subsidiaries.

                           (d) No Breach by Employee. The Company is not aware
that any employee or consultant of the Company or its subsidiaries is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction that would interfere with the use of his or her best efforts to carry out his or her duties for the Company or its subsidiaries or to promote the interests of the Company or its subsidiaries, or that would conflict with the businesses of the Company or its subsidiaries as presently conducted or as proposed to be conducted. The carrying on of the business of the Company and its subsidiaries by the employees, consultants and contractors of the Company and its subsidiaries and the conduct of the businesses of the Company and its subsidiaries as presently conducted or as proposed to be conducted, will not, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees, consultants, or contractors or the Company or its subsidiaries is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any employees of the Company or its subsidiaries (or persons the Company currently intends to hire) made prior to their employment by the Company or its subsidiaries, as applicable. To the Company's knowledge, at no time during the conception of or reduction to practice of any of the Proprietary Assets of the Company or its subsidiaries was any developer, inventor or other contributor to such patents operating under any grants from any governmental entity or agency or private source, performing research sponsored by any governmental entity or agency or private source, or subject to any employment agreement, invention assignment, non-disclosure agreement, or other obligation with any third party that could reasonably be expected to adversely affect the rights of the Company or its subsidiaries in such Proprietary Assets.

                  3.13 TITLE TO PROPERTY AND ASSETS. Except as set forth under
Section 3.13 of the Schedule of Exceptions, the Company and its subsidiaries own their properties and assets free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests that arise in the ordinary course of business and that do not materially impair their ownership or use of such properties or assets. With respect to the property and assets they lease, the Company and its subsidiaries are in material compliance with such leases and, to the Company's knowledge, holds a valid leasehold interest free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets, subject to the exceptions set forth in the preceding sentence. All material facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company or its subsidiaries are in good operating condition and repair, ordinary wear and tear excepted, and are reasonably fit and usable for the purposes for with they are being used.

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

                  3.14 COMPLIANCE WITH LAW. The Company and its subsidiaries are in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over their businesses or properties where such violation could reasonably be expected to have a Material Adverse Effect. Neither the Company nor its subsidiaries has received any notice of any violation of any such statute, law, regulation or order that has not been remedied prior to the date hereof. The execution, delivery and performance of this Agreement and the Investors' Rights Agreement and Warrants and the consummation of the transactions contemplated hereby or thereby will not result in any such violation.

                  3.15 PERMITS. The Company and its subsidiaries have all franchises, permits, business licenses, and any similar authority necessary for the conduct of their businesses as now being conducted and as proposed to be conducted, the lack of which could reasonably be expected to have a Material Adverse Effect, and the Company believes that it and its subsidiaries can obtain, without undue burden or expense, any similar authority for the conduct of their businesses as presently conducted and as proposed to be conducted. Except as set forth under Section 3.12(c) of the Schedule of Exceptions, neither the Company nor its subsidiaries is in default in any material respect under any of such franchises, permits, business licenses or other similar authority.

                  3.16 COMPLIANCE WITH DOCUMENTS. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, both as amended to-date. The execution, delivery and performance of this Agreement and the Investors' Rights Agreement and the Warrants and the consummation of the transactions contemplated hereby or thereby will not (a) be in conflict with or result in a violation or breach of, with or without the passage of time or the giving of notice or both, the Company's Certificate of Incorporation, as amended by the Certificate of Designation, or Bylaws, any judgment, order or decree of any court or arbitrator to which the Company or any of its subsidiaries is a party or is subject, or any Material Agreement (as defined in Section 3.21), or (b) constitute an event that results in the creation of any lien, charge or encumbrance upon any asset of the Company or its subsidiaries.

                  3.17 REGISTRATION RIGHTS. Except as provided in the Investors' Rights Agreement or as set forth under Section 3.17 of the Schedule of Exceptions, the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise, exchange or conversion of its currently outstanding securities. The Company is not obligated to register or qualify any such securities under any state securities or blue-sky laws.

                  3.18 FINANCIAL STATEMENTS. The Company has furnished to each Investor the Company's audited consolidated balance sheets and statements of operations and cash flows of the Company and FUNDever, Inc, with such balance sheets and statements of operations and subsidiaries dated as of December 31, 2003 (the "BALANCE SHEET DATE"). The Company has furnished to each Investor the unaudited balance sheets and statements of operations and cash flows for the Company dated as of June 30, 2004 and The National Scrip Center, Inc. dated as of June 30, 2003. All of the financial statements described in the preceding two sentences are collectively referred to herein as the "FINANCIAL STATEMENTS". The Financial Statements, except those of The National Scrip Center, Inc, (a) are in accordance with the books and records of the Company and National Scrip Center,


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

Inc., as applicable, (b) present fairly the financial condition of the Company and its subsidiaries at the date or dates therein indicated and the results of operations for the period or periods therein specified, (c) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, and (d) are accurate in all material respects.

                  3.19 MATERIAL LIABILITIES. Except as set forth on the Financial Statements or as set forth under Section 3.19 of the Schedule of Exceptions, the Company and its subsidiaries have no material liabilities, contingent or otherwise. Except as disclosed in the Financial Statements, neither the Company nor its subsidiaries is a guarantor or indemnitor of any indebtedness of any other person or entity.

                  3.20 CHANGES. Since the Balance Sheet Dates, and except as (i) contained in the financial statements set forth in Form 8K/A filed with the SEC on July 14, 2004, (ii) contained in the Financial Statements and (iii) set forth under Section 3.20 of the Schedule of Exceptions, there has not been:

                           (a) any change in the assets, liabilities, financial
condition, or operating results of the Company and its subsidiaries taken as a whole, except changes in the ordinary course of business that have not been and are not expected to, individually, or in the aggregate, have a Material Adverse Effect;

                           (b) the incursion by the Company or its subsidiaries
of any currently-outstanding indebtedness for money borrowed or of any other liabilities individually in excess of $20,000, or $50,000 in the aggregate, where all indebtedness and other liabilities involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the preceding individual minimum dollar amount;

                           (c) any satisfaction or discharge of any lien, claim
or encumbrance or payment of any obligation by the Company or its subsidiaries, except such a satisfaction, discharge or payment made in the ordinary course of business that is not material to the business, operations, assets (intangible or otherwise), properties, liabilities, financial condition, or prospects of the Company or its subsidiaries; and

                           (d) any damage, destruction or loss, whether or not
covered by insurance, materially and adversely affecting the business, operations, assets (intangible or otherwise), properties, liabilities, financial condition, or prospects of the Company or its subsidiaries (as such businesses are presently conducted and as proposed to be conducted);

                           (e) any change in any method of accounting, method of
tax accounting or accounting principles or practice by the Company or its subsidiaries, except for any such change required by reason of a concurrent change in generally accepted accounting principles;

                           (f) the sale, exchange or other disposition by the
Company or its subsidiaries of any material assets or rights other than the sale of inventory in the ordinary course of its business;

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

                           (g) any waiver or compromise by the Company or its
subsidiaries of a valuable right or of a material debt owed to it;

                           (h) any dividends declared or paid by the Company or
its subsidiaries, or the authorization or making of any distribution by the Company or its subsidiaries upon or with respect to any class or series of its capital stock;

                           (i) the making of any loans or advances by the
Company or its subsidiaries to any person other than ordinary advances for travel expenses;

                           (j) the entrance by the Company or its subsidiaries
into any material transactions with any of its officers, directors, or employees or any entity controlled by any of such individuals;

                           (k) any change in any compensation arrangement or
agreement with any present or prospective key employee, officer or director of the Company or any of its subsidiaries, including any approval or action to put into effect any bonus, service award, percentage compensation or other benefit paid, granted or accrued to or for the benefit of any present or prospective key employee, officer or director;

                           (l) any approval or action to put into effect any
general increase in any compensation or benefits payable to any class or group of employees of the Company or its subsidiaries;

                           (m) the resignation or termination of employment of
any key employee or officer of the Company or its subsidiaries;

                           (n) any material change or amendment to a material
contract or arrangement by which the Company or any of its subsidiaries or any of their assets or properties is bound or subject;

                           (o) receipt of notice by the Company or any of its
subsidiaries that there has been a loss of, or material order cancellation by, any of its major customers;

                           (p) any material change by the Company or its
subsidiaries in the manner of its business or operations;

                           (q) the agreement or commitment by the Company or any
of its subsidiaries to do any of the things described above in this Section 3.21; or

                           (r) to the Company's knowledge, any other event or
condition of any character that could reasonably be expected to result in a Material Adverse Effect.

                  3.21     MATERIAL AGREEMENTS.

                           (A) LIST OF MATERIAL AGREEMENTS. Set forth under
Section 3.21(a) of the Schedule of Exceptions is a complete list of all agreements, contracts, leases, licenses, instruments, proposed transactions, and commitments (oral or written) ("AGREEMENTS") to which the Company or its subsidiaries is a party or by which they is bound, that, individually or in the aggregate, are material to the business, properties, financial condition, results of operation, affairs or prospects of the Company or its subsidiaries (the "MATERIAL AGREEMENTS"), including without limitation, all such items that may involve (i) obligations (contingent or otherwise) of, or payments to, the Company or its subsidiaries on or after the date hereof in excess of $50,000, where all Agreements involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the preceding individual minimum dollar amount; (ii) the transfer or license of any Proprietary Asset to or from the Company or its subsidiaries (other than licenses arising from the purchase of "off the shelf" or other standard products); (iii) the grant of rights to manufacture, produce, assemble, license, market or sell the products or services of the Company or its subsidiaries to any other person or entity; (iv) the restriction of or otherwise affecting the exclusive right of the Company and its subsidiaries to develop, manufacture, assemble, distribute, market, sell, or otherwise exploit their products or services (whether by territorial restriction or otherwise) or that prohibit the Company or its subsidiaries from freely engaging in any business or competing anywhere in the world; or (v) the indemnification by the Company or its subsidiaries with respect to infringements of Proprietary Assets (other than indemnification obligations arising from purchase, sale or license agreements entered into in the ordinary course of business). Neither the Company nor any of its subsidiaries is a party to or is bound by any contract, agreement, instrument or arrangement that could reasonably be anticipated to have a Material Adverse Effect. Except as set forth under Section 3.21(a) of the Schedule of Exceptions, neither the Company nor any of its subsidiaries is subject to any "earn-out" or similar agreements or obligations.

                           (B) NO BREACH. Neither the Company nor its
subsidiaries has breached any term or condition of any Material Agreement that could reasonably be anticipated to have a Material Adverse Effect. The Company is not aware of any claim or threat that the Company or its subsidiaries has breached any term or condition of any Material Agreement. Each Material Agreement is in full force and effect and is enforceable by the Company or its subsidiaries, as applicable, in accordance with its respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally, or (ii) the effect of rules of law governing the availability of equitable remedies. To the Company's knowledge, no other party to a Material Agreement is in default thereunder or in actual or anticipated breach thereof, except to the extent that such default or breach could reasonably be anticipated to have a Material Adverse Effect.

                  3.22 CUSTOMERS AND SUPPLIERS. Neither Company nor any of its subsidiaries has received any customer complaints concerning alleged defects in its products (or the design thereof) or services that, if true, could reasonably be expected to result in a Material Adverse Effect. No material supplier of, or provider of services to, the Company or its subsidiaries has indicated that it shall stop, or materially decrease the rate of, supplying materials, products or services to the Company.

                  3.23 INSURANCE. The Company and its subsidiaries have in full force and effect fire, casualty and liability insurance policies, in such amounts (subject to reasonable deductibles) as are carried by similar companies.

Neither the Company nor any of its subsidiaries is in default with respect to any material provision contained in any such policy, nor has it failed to give any notice or present any claim under any such policy in a timely fashion or in the manner or detail required by such policy. There are no outstanding claims under any such policy. Neither the Company nor its subsidiaries has received any notice of cancellation or non-renewal under any such policy.

                  3.24 TAX RETURNS AND PAYMENTS. The Company and its subsidiaries have timely filed all tax returns and reports required by law, except for those returns or reports that the failure to timely file would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. All tax returns and reports of the Company and its subsidiaries are true and correct in all material respects. The Company and its subsidiaries have paid all taxes and other assessments due, except those, if any, that are currently being contested by them in good faith and that are listed in the Schedule of Exceptions. Neither the Company nor its subsidiaries has had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. Except as set forth under Section 3.24 of the Schedule of Exceptions, none of the federal income tax returns of the Company or its subsidiaries and none of their state income, franchise, sales, or use tax returns are currently subject to audit by governmental authorities. The Company and its subsidiaries have not incurred any taxes, assessments or governmental charges other than in the ordinary course of business and the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to the businesses, properties and operations of the Company and its subsidiaries for such period. The Company and its subsidiaries have withheld or collected from each payment made to each of their employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

                  3.25 TAX ELECTIONS. Neither the Company nor its subsidiaries has elected pursuant to the Code, to be treated as an "S" corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a). Neither the Company nor any of its subsidiaries has made any other elections pursuant to the Code (other than elections which relate solely to matters of accounting, depreciation or amortization) that would have a Material Adverse Effect.

                  3.26 REAL PROPERTY HOLDING CORPORATION STATUS. Since its inception, the Company has not been a "United States real property holding corporation", as defined in Section 897(c)(2) of the Code, and in Section 1.897-2(b) of the Treasury Regulations issued thereunder (the "REGULATIONS"). The Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns that are required under Section 1.897-2(h) of the Regulations.

                  3.27 LABOR AGREEMENTS AND ACTIONS. Neither the Company nor any of its subsidiaries is bound by or subject to any contract, commitment or arrangement with any labor union. To the Company's knowledge, no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Company or its subsidiaries. There is no strike or other labor dispute involving the Company or its subsidiaries pending or, to the Company's knowledge, threatened. The Company is not aware of any labor organization activity involving its employees or those of its subsidiaries.

                  3.28 EMPLOYEES; EMPLOYMENT MATTERS. The Company is not aware that any officer or key employee of the Company or its subsidiaries, or that any group of employees of the Company or its subsidiaries, intends to terminate his, her or their employment with the Company or its subsidiaries. Neither the Company nor any of its subsidiaries has the intention to terminate the employment of any of the foregoing. Each officer and key employee of the Company and its subsidiaries is currently devoting substantially all of his or her business time to the conduct of the businesses of the Company or its subsidiaries. The Company is not aware that any of the officers or key employees of it or its subsidiaries is planning to work less than full-time for the Company or its subsidiaries in the future. Except as set forth under Section
3.28 of the Schedule of Exceptions, subject to general principles related to the wrongful termination of employees, the employment of each officer and employee of the Company or its subsidiaries is terminable at the will of the Company or its subsidiaries, as applicable. Except as set forth under Section 3.28 of the Schedule of Exceptions, no employee, officer or director of the Company or its subsidiaries or member of his or her immediate family is entitled to any cash or other payment or other compensation (including the vesting of stock options and restricted stock) as the result of (a) any merger, sale of stock or assets, change in control or other similar transaction by the Company or its subsidiaries, (b) any termination of employment or change of the nature or terms of employment, or (c) the occurrence of any other event or combination of events. Except as set forth under Section 3.28 of the Schedule of Exceptions, neither the Company nor its subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, service plan, percentage compensation plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation plan or agreement. The Company and its subsidiaries have complied in all material respects with all applicable state and federal equal opportunity, minimum wage, immigration and other laws related to employment and termination of employment. To the Company's knowledge, no employee or officer of the Company or any of its subsidiaries is or will be in violation of any judgment, decree, or order, or any term of any employment contract, patent disclosure or assignment agreement, or other contract or agreement relating to the relationship of any such employee with the Company or its subsidiaries, or any other party because of the nature of the businesses conducted or proposed to be conducted by the Company or its subsidiaries or to the use by the employee of his or her best efforts with respect to such businesses.

                  3.29 ERISA PLANS. Section 3.29 of the Schedule of Exceptions sets forth each Employee Pension Benefit Plan as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended, of the Company.

                  3.30 ENVIRONMENTAL AND SAFETY LAWS. The Company and its subsidiaries are not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety. To the Company's knowledge, no material expenditures are or will be required in order to comply with any such statute, law or regulation.

                  3.31 INTERESTED PARTY TRANSACTIONS. Except as set forth under
Section 3.31 of the Schedule of Exceptions, to the knowledge of the Company, no Covered Person has, either directly or indirectly, an interest in: (a) any person or entity that purchases from or sells, licenses or furnishes to the Company or any of its subsidiaries any goods, property, technology, intellectual or other property rights or services; or (b) any contract or agreement to which the Company or any of its subsidiaries is a party or by which it may be bound or affected. No employee or stockholder of the Company or its subsidiaries or any Covered Person is indebted to the Company. There are no obligations of the Company or its subsidiaries to their employees or stockholders or any Covered Person (or commitments to make loans or extend or guarantee credit) other than for (w) payment of salary for services rendered, (x) reimbursement for reasonable expenses incurred on behalf of the Company or its subsidiaries, (y) other standard employee benefits made generally available to all employees (including stock option or purchase agreements outstanding under the Plan, the 2004 Plan or any stock option approved by the Board), and (z) obligations pursuant to the employment agreements described in Section 3.29 of the Schedule of Exceptions. Except as set forth under Section 3.31 of the Schedule of Exceptions, to the knowledge of the Company, no employee or stockholder of the Company or any of its subsidiaries or any Covered Person has any direct or indirect ownership interest in any firm or entity with which the Company or any of its subsidiaries is affiliated or with which the Company or any of its subsidiaries has a business relationship, or any firm or entity that competes with the Company or any of its subsidiaries. "COVERED PERSON" shall mean any officer or director of the Company or any of its subsidiaries, or any "affiliate" or "associate" (as such terms are defined in Rule 405 promulgated under the Securities Act) or member of the "immediate family" (as defined in Rule 16a-1 promulgated under the Exchange Act of 1934, as amended) of any such officer or director.

                  3.32 THIRD PARTY TRANSACTIONS. Except as set forth under
Section 3.32 of the Schedule of Exceptions, the Company has not negotiated a term sheet, letter of intent or similar document in the past three months regarding (a) the merger, consolidation or other business combination of the Company or any of its subsidiaries with or into another business entity or entities, (b) the sale, conveyance, or disposition of all or substantially all of the Company's assets (or the assets of any of its subsidiaries), or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or (c) any other form of acquisition, liquidation, dissolution or winding up of the Company or any of its subsidiaries.

                  3. 33 SEC DOCUMENTS; FINANCIAL STATEMENTS. Except as set forth under Section 3.33 of the Schedule of Exceptions, each of the Company and its predecessors have timely filed all reports, schedules, forms, statements and other documents (including without limitation, exhibits to the foregoing) required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), that were required to be filed since January 1, 2004 and has filed all registration statements and other documents (including without limitation, exhibits to the foregoing) required to be filed by it with the SEC pursuant to the Securities Act. All of the foregoing reports (without regard to such January 1, 2004 limitation) on Forms 10-KSB, 10-QSB and 8-K and proxy statements filed prior to the date hereof, together with all registration statements filed prior to the date hereof, and in each case all amendments thereto, exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, are hereinafter referred to herein as the "SEC DOCUMENTS". As of their respective dates, except as set forth under Section 3.33 of the Schedule of Exceptions, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, except to the extent that such SEC Documents were later amended and such amended SEC Documents were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under the Exchange Act or the Securities Act, as the case may be, have been so updated or amended. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial positions of the Company and its successors and their respective consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  3.34 SARBANES-OXLEY; INTERNAL ACCOUNTING CONTROLS. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 ("SOX") that are applicable to it. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Notwithstanding the foregoing, the Company does not comply with
Section 404 of SOX. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "EVALUATION DATE"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that would significantly affect the Company's internal controls.

                  3.35 LISTING AND MAINTENANCE REQUIREMENTS. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company's Common Stock is quoted on the OTC Bulletin Board ("BULLETIN BOARD"). Since the filing of the Company's Form 10-QSB/A for the quarter ended March 31, 2004, the Company has not received any oral or written notice that its Common Stock will cease to be quoted by the Bulletin Board nor that its Common Stock does not meet all requirements for the continuation of such quotation and the Company satisfied the requirements for continued quoting of its Common Stock on the Bulletin Board.

                  3.36 NO INTEGRATED OFFERING. Assuming the accuracy of the Investors' representations and warranties set forth in Section 4, neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Purchased Shares and/or Warrants to be integrated with prior offerings by the Company for purposes of the Securities Act, nor will the Company or any of its affiliates take any action or steps that would cause the offer and/or sale of the Purchased Shares and Warrants to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Purchased Shares or Warrants.

                  3.37 STOCKHOLDER APPROVAL NOT REQUIRED. No approval of the stockholders of the Company is required in connection with (a) this Agreement, the Investor Rights Agreement and the consummation of the transactions contemplated hereby and thereby and/or (b) any other pending or proposed issuance of equity securities of the Company, except such approvals as have been obtained as of the date of this Agreement.

                  3.38 NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company, to arise, between the accountants and lawyers presently, or to the Company's knowledge formerly, employed by the Company.

                  3.39 INVESTMENT COMPANY. The Company is not, and is not an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTORS. Each Investor hereby represents and warrants to, and agrees with, the Company, severally and not jointly, that:

                  4.1 AUTHORIZATION. Such Investor has the full power and authority to enter into this Agreement and the Investors' Rights Agreement. Each such agreement constitutes such Investor's valid and legally binding obligation, enforceable in accordance with its terms, except (a) as may be limited by applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally, (b) to the extent that the indemnification provisions of the Rights

Agreement may be limited by applicable federal or state securities laws limits on indemnification; and (c) as may be limited by the effect of rules of law governing the availability of equitable remedies.

                  4.2 PURCHASE FOR OWN ACCOUNT. The Purchased Shares and Warrants to be purchased by such Investor hereunder will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor does not have any contract, undertaking agreement or arrangement with any person to sell, transfer or grant participations to such person or any third person with respect to the Purchased Shares or Warrants. Such Investor represents that such Investor has not been formed for the specific purpose of acquiring Purchased Shares and Warrants.

                  4.3 DISCLOSURE OF INFORMATION. Such Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares and Warrants to be purchased by such Investor under this Agreement. Such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares and Warrants and to obtain additional information necessary to verify any information furnished to such Investor or to which such Investor had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

                  4.4 INVESTMENT EXPERIENCE. Such Investor understands that the purchase of the Purchased Shares and Warrants involves substantial risk. Such
Investor: (a) has experience as an investor in securities of companies in the development stage and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor's investment in the Purchased Shares and Warrants and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of its investment in the Purchased Shares and Warrants and protecting its own interests in connection with this investment and/or (b) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

                  4.5 ACCREDITED INVESTOR STATUS. Each Investor is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

                  4.6 RESTRICTED SECURITIES. Such Investor understands that the Purchased Shares are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Investor represents that such Investor is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Investors' Rights Agreement.

         5. CONDITIONS TO INVESTORS' OBLIGATIONS AT CLOSING. The obligations of each Investor under Sections 1 and 2 of this Agreement with respect to the Closing are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company or its counsel:

                  5.1 REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of the Company contained in Section 3 shall be true and complete on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

                  5.3 CERTIFICATE OF DESIGNATION EFFECTIVE. The Certificate of Designation shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors and stockholders, and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware, and shall not have been amended.

                  5.4 COMPLIANCE CERTIFICATE. The Company shall have delivered to each Investor at the Closing a certificate signed on its behalf by its President, Chief Executive Officer, or Chief Financial Officer certifying that the conditions specified in Sections 5.1, 5.2, 5.3, 5.7, 5.8, 5.12, 5.14 and
5.17 have been fulfilled and stating that there shall have been no Material Adverse Effect not previously disclosed to the Investors in writing.

                  5.5 SECURITIES EXEMPTIONS. Subject to the accuracy of the representation set forth in Section 4.5, the offer and sale of the Purchased Shares and Warrants to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, and the registration and/or qualification requirements of all applicable state securities laws.

                  5.6 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor and to the Investors' special counsel, and they shall each have received all such counterpart originals and certified or other copies of such documents as they may reasonably request. Such documents shall include (but not be limited to) the following:

                           (a) Certified Charter Documents. A copy of the
Certificate of Incorporation, the Certificate of Designation and the Bylaws of the Company (as amended through the date of the Closing), certified by the Secretary or Assistant Secretary of the Company as true and complete copies thereof as of the Closing.

                           (b) Corporate Actions. A copy of the resolutions of
the Board and, if required, the stockholders of the Company evidencing the amendment to the Company's Certificate of Incorporation and the Certificate of Designation providing for the authorization of the Purchased Shares, the approval of this Agreement, the Investors' Rights Agreement and the Warrants, the issuance of the Purchased Shares and the Warrants and the other matters contemplated hereby, certified by the Secretary or Assistant Secretary of the Company as true and complete copies thereof as of the Closing.

                           (c) Good Standing Certificates. Except as set forth
under Section 5.6(c) of the Schedule of Exceptions, good standing certificates issued by the Delaware Secretary of State and any States in which the Company or any of its subsidiaries are qualified to do business as foreign corporations, each dated within five (5) business days of the Closing.

                  5.7 BYLAWS. The Bylaws of the Company shall be in the form previously presented to special counsel to the Investors and shall, together with resolutions of the Board, provide that the authorized number of members of the Board of Directors of the Company shall be five persons.

                  5.8 BOARD OF DIRECTORS. The directors of the Company shall be Paul Robinson, Steven Avalone, Robert Scellato and John C. Colligan.

                  5.9 OPINION OF COMPANY COUNSEL. Each Investor shall have received an opinion from each of Daryl Cramer & Associates, P.A. and Michael Harris, P.A., counsels for the Company, dated as of the date of the Closing, in the forms attached hereto as Exhibit F-1 and F-2, respectively.

                  5.10 INVESTORS' RIGHTS AGREEMENT. The Company and each Investor shall have executed and delivered the Investors' Rights Agreement in the form attached to this Agreement as Exhibit G (the "INVESTORS' RIGHTS AGREEMENT").

                  5.11 [INTENTIONALLY OMITTED]

                  5.12 PAYMENT OF EXPENSES. The Company shall have paid the fees, costs and expenses identified in Section 8.8 of this Agreement.

                  5.13 COMPLETION OF DUE DILIGENCE. Each Investor shall have completed to its satisfaction its legal, financial and due diligence inquiries with respect to the Company and its subsidiaries with no adverse findings, as determined by such Investor in its sole and absolute discretion.

                  5.14 DELIVERY OF FINANCIAL STATEMENTS. The Company shall have delivered the Financial Statements to such Investor.

                  5.15 RESOLUTION OF LITIGATION. The Company shall have resolved its litigation with Albertson's, Inc. on terms acceptable to such Investor, in such Investor's sole and absolute discretion.

                  5.16 CAPITALIZATION AUDIT. The Company shall have performed a full and complete accounting of all capital stock, stock options, terms of outstanding stock options and other rights and warrants to acquire capital stock of the Company and each of its subsidiaries and shall have provided a detailed capitalization table itemization all such items to the satisfaction of such Investor, in such Investor's sole and absolute discretion.

                  5.17 PROVISION OF INFORMATION. The Company shall have furnished to such Investor all information requested by such Investor.

                  5.18 DIRECTORS AND OFFICERS' INSURANCE. The Company shall have obtained directors and officers' liability insurance with coverage amounts and on terms acceptable to such Investor, in its sole and absolute discretion.

                  5.19 INDEMNIFICATION AGREEMENTS. The Company shall have entered into an indemnification agreement with John C. Colligan on terms acceptable to him, in his sole and absolute discretion.

                  5.20 AEIS AGREEMENT. The Company shall have entered into a long-term exclusive agreement with American Express Incentive Services, LLP on terms acceptable to such Investor, in its sole and absolute discretion, which terms shall include the issuance of stock and/ or warrants of the Company as consideration.

                  5.21 STOCK OPTION GRANT. The Company shall have granted to John C. Colligan an option to purchase shares of the Company's Common Stock on terms agreeable to the Company and John C. Colligan.

         6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT THE CLOSING. The obligations of the Company to each Investor under this Agreement at the Closing are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by such Investor:

                  6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of such Investor contained in Section 4 shall be true and complete on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  6.2 PAYMENT OF PURCHASE PRICE. Each Investor shall have delivered to the Company the purchase price specified for such Investor on Exhibit A for the Purchased Shares to be purchased at the Closing in accordance with the provisions of Section 2.

                  6.3 CERTIFICATE OF DESIGNATION EFFECTIVE. The Certificate of Designation shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors and stockholders, and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware.

                  6.4 SECURITIES EXEMPTIONS. The offer and sale of the Purchased Shares and Warrants to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, and the registration and/or qualification requirements of all applicable state securities laws.

                  6.5 INVESTORS' RIGHTS AGREEMENT. The parties specified in
Section 5.10, other than the Company, shall each have executed and delivered the Investors' Rights Agreement.

         7.       COVENANTS OF THE COMPANY.

                  7.1 ADDITIONAL INDEPENDENT DIRECTOR. Within one hundred eighty
(180) days following the Closing, the Company will take such actions as are necessary to increase the authorized number of directors to six (6) and to elect or appoint an independent director to occupy such fifth seat, with such independent director to be mutually agreeable to (i) a majority of the then current directors and (ii) the holders of a majority of the Company's then outstanding Series B Preferred Stock. Any subsequent director occupying such directorship shall be an independent director mutually agreeable to the parties set forth in such clauses (i) and (ii).

                  7.2 USE OF PROCEEDS. The Company shall use the proceeds from the transactions contemplated hereby and/or received by the Company on exercise of the Warrants for general corporate purposes; provided, however, that the Company shall not use any such proceeds to satisfy any obligations or liabilities (contingent or otherwise) that are not either (a) reflected on the Financial Statements, (b) itemized on the Schedule of Exceptions, (c) incurred subsequent to the date of the Financial Statements in the ordinary course of business consistent with past practices or (d) for the acquisition of assets or an equity interest in a business being acquired provided that such transaction has been approved by the Board. The Company shall not declare or pay any dividends (other than dividends payable solely in shares of its own Common Stock) on or declare or make any other distribution, purchase, redemption or acquisition, directly or indirectly, on account of any of its securities now or hereafter outstanding unless approved by the Board. The Company shall not enter into an acquisition by the Company that would result in a capital expenditure in excess of $50,000 for any single expenditure or other material expenditures in excess of $50,000, in each case, unless approved by the Board. Unless approved by the Board, the Company shall not lend money or credit or make advances to any person or entity, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other person or entity, except that the following shall be permitted: (a) the Company may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (b) the Company may acquire and hold cash equivalents; and (c) the Company may make travel advances to employees in the ordinary course of its business to the extent permitted by SOX.

                  7.3 NO MARKET MANIPULATION. The Company will abide by the provisions of SEC Regulation M.

                  7.4 STOP ORDERS. The Company will advise the Investors, promptly after it receives notice of issuance by the SEC, any state securities commission, or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company, the Purchased Shares or the Warrants for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose. The Company will advise the Investors, promptly after it receives notice of any proposed delisting or other similar action with respect to the shares of the Company's capital stock.

                  7.5 LISTING. Once the Company's Common Stock is listed on a national securities exchange or the Nasdaq Stock Market (("Nasdaq"), the Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or Nasdaq upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any Purchased Shares, Conversion Shares, Warrants or Warrant Shares are outstanding. Once so listed, the Company will maintain the listing of its Common Stock on such national securities exchange or Nasdaq (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "PRINCIPAL MARKET"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Investors copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.

                  7.6 MARKET REGULATIONS. The Company shall notify the SEC, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Purchased Shares, Conversion Shares, Warrants and Warrant Shares to the Investors and promptly provide copies thereof to the Investors.

         8.       GENERAL PROVISIONS.

                  8.1 SURVIVAL OF WARRANTIES. The representations, warranties and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Investors, their counsel or the Company, as the case may be.


                  8.2 SUCCESSORS AND ASSIGNS. Except as may otherwise be provided herein, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

                  8.3 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.

                  8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same instrument.

                  8.5 TITLES AND HEADINGS. The titles, captions and headings used in this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" shall, unless otherwise provided, mean sections of this Agreement and exhibits hereto.

                  8.6 NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (a) at the time of personal delivery, if delivery is in person; (b) one (1) business day after deposit with an express overnight courier for United States deliveries, or three (3) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (c) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

                           All notices for delivery outside the United States
will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address as follows, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

                           (a) if to an Investor, at such Investor's respective
address as set forth on Exhibit A hereto.

                           (b) if to the Company, marked "Attention: Chief
Executive Officer", at 3885 Crestwood Parkway, Suite 550, Duluth, Georgia 30096.

                  8.7 NO FINDER'S FEES. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  8.8 COSTS, EXPENSES. The Company shall pay in connection with the preparation, execution and delivery of this Agreement and the issuance of the Purchased Shares and Warrants, the fees and out-of-pocket expenses of Fenwick & West LLP, special counsel to the Investors, with respect thereto, such fees and expenses not to exceed $30,000 in the aggregate, except that such amount shall be increase for any fees and expenses incurred in connection with any matters relating to the rules, regulations, procedures or policies of the Securities and Exchange Commission.

                  8.9 AMENDMENTS AND WAIVERS. Except as otherwise set forth herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Purchased Shares and/or Conversion Shares representing at least a majority of the aggregate number of shares of Common Stock into which the Purchased Shares then are convertible and/or have been converted (excluding any of such shares that have been sold to the public or pursuant to SEC Rule 144) (the "MAJORITY INVESTORS"). Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Purchased Shares and/or Conversion Shares at the time outstanding, each future holder of such securities, and the Company; provided, however, that no condition set forth in Section 5 may be waived with respect to any Investor who does not consent thereto.

                  8.10 SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then the parties agree to substitute such provision(s) through good faith negotiations.

                  8.11 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

                  8.12 FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

                  8.13 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

                  8.14 COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

                  8.15 WAIVER OF JURY TRIAL. Each party hereto hereby waives its rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or the subject matter hereof. The scope of this waiver is intended to be all-compassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. This Section 8.15 has been fully discussed by each of the parties hereto and these provisions shall not be subject to any exceptions. Each party hereto hereby further represents and warrants that such party has reviewed this waiver with its legal counsel, and that such party knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable, meaning that it may not be modified either orally or in writing, and this waiver shall apply to any subsequent amendments, supplements or modifications to (or assignments of) this Agreement. In the event of litigation, this Agreement may be filed as a written consent to a trial (without a jury) by the court.

                  8.16 INVESTOR NAME AND LOGO. The Company shall not use, in whole or in part, in any manner whatsoever, or issue, publish or disseminate or caused to be issued, published or disseminated any press release or public communication relating to this Agreement or the Investors' Rights Agreement or the Warrants or any of the transactions contemplated hereby or thereby using the name or any trademark, logo, trade name or other intellectual property or otherwise referring to any Investor or its affiliates, without the prior written consent of such Investor or such affiliates, as applicable; provided, however, that the foregoing shall not prohibit the disclosure of information if required by law or process of law provided that the Company has given reasonable advance notice of the disclosure to the affected Investor or affiliate, as applicable, and has received approval for such disclosure from such party (such approval not to be unreasonably withheld).



                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Series B Preferred Stock and Common Stock Warrants Purchase Agreement as of the date first written above.



THE COMPANY:

Name:
      -----------------------------------------------

By:
    -------------------------------------------------

Title:
       ----------------------------------------------



INVESTORS:



                      [Additional Signature Pages Attached]

               SERIES B PREFERRED STOCK AND COMMON STOCK WARRANTS

                               PURCHASE AGREEMENT

                                LIST OF EXHIBITS

Exhibit A             -    Schedule of Investors

Exhibit B             -    Certificate of Designation of Incorporation

Exhibit C             -    Form of Warrant

Exhibit D             -    Schedule of Exceptions

Exhibit E             -    Invention Assignment and Confidentiality Agreement

Exhibits F-1          -    Opinion of Daryl Cramer & Associates, P.A.

Exhibit F-2           -    Opinion of Michael Harris, P.A.,

Exhibit G             -    Investors' Rights Agreement

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS


                                                                          Number of         Number of        Number of
                                                                          Shares of         Shares of        Shares of
                                                                        Common Stock     Common Stock      Common Stock
                                                                         Subject to       Subject to        Subject to
                                                                        Warrant (with     Warrant (with    Warrant (with
                                  Series B Shares                       exercise price   exercise price    exercise price
Investor Name and Address          To be Acquired       Purchase Price    of $0.40 per     of $0.75 per      of $1.00 per
                                                                            share)           share)            share)

ACCEL VII L.P.                       20,273,077       $   2,635,500.01     1,129,500        1,129,500        1,129,500
C/O ACCEL PARTNERS
428 UNIVERSITY AVENUE
PALO ALTO, CA 94301
ATTN: BUD COLLIGAN &
RICH ZAMBOLDI


ACCEL INTERNET FUND III L.P.          4,226,923       $     549,499.99       235,500          235,500          235,500
C/O ACCEL PARTNERS
428 UNIVERSITY AVENUE
PALO ALTO, CA 94301
ATTN: BUD COLLIGAN &
RICH ZAMBOLDI


ACCEL INVESTORS '99 L.P.              2,423,077       $     315,000.01       135,000          135,000          135,000
C/O ACCEL PARTNERS
428 UNIVERSITY AVENUE
PALO ALTO, CA 94301
ATTN: BUD COLLIGAN &
RICH ZAMBOLDI


JOHN C. COLLIGAN                      1,923,077             250,000          107,143          107,143          107,143
C/O ACCEL PARTNERS
428 UNIVERSITY AVENUE
PALO ALTO, CA 94301


RONALD I. HELLER IRA                  1,923,077             250,000          107,143          107,143          107,143
C/O HELLER CAPITAL PARTNERS
700 EAST PALLISADE AVENUE
ENGLEWOOD, NJ 07310


                                     ----------       -------------       ----------       ----------       ----------
                       Totals:       30,769,231       $4,000,000.00        1,714,286        1,714,286        1,714,286

                                    EXHIBIT B

                   CERTIFICATE OF DESIGNATION OF INCORPORATION

                                    EXHIBIT C

                                 FORM OF WARRANT

                                    EXHIBIT D

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT E

               INVENTION ASSIGNMENT AND CONFIDENTIALITY AGREEMENT

                                   EXHIBIT F-1

                   OPINION OF DARYL CRAMER & ASSOCIATES, P.A.

                                   EXHIBIT F-2

                         OPINION OF MICHAEL HARRIS, P.A.

                                    EXHIBIT G

                           INVESTORS' RIGHTS AGREEMENT